Exhibit 99.2
William Blair Emerging Growth Stock Conference October 6, 2009 New York City

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Phil Heasley, Chief Executive Officer

Topics Our Product Portfolio Market Environment Agile Payment Solutions Financial Metrics

Global Footprint Strategic Centers Regional Sales Office Distributors/Sales Agents Country with ACI customers

ACI Product History 1975 1982 1985 1990 1995 2000 2005 2008 BASE24-atm TRANS24 Payments Manager ICE Smart Chip Manager Proactive Risk Manager OCM24 MTS ASx Trade Finance Enterprise Banker ON/2 OpeN/2 Retail Banking Wholesale Banking Risk Management Tools & Infrastructure Agile Payments Solutions Network Express ASSET BASE24-pos Automated Case Management WebGate Enterprise Enrollments BASE24-eps

Agile Payment Solutions

The reference architecture simplifies payments

ACI Product Portfolio ACI Wholesale Payments Solution Payments Hub MTS-eps Online Banking ACI Enterprise Banker Trade Finance ACI Global Trade Manager ACI Open Account Manager Global Payments Processing ACI MTS - Money Transfer System ACI Payment File Manager ACI Common Infrastructure & Tools Automated Enrollments ACI Enterprise Enrollments Web Services Tools ACI WebGate Activity Monitoring ACI Monitoring & Management System (ENGUARD) Testing and Simulation ACI Simulation Services for Enterprise Testing (ASSET) Communications ACI Network Express ICE-XS GoldenGate ACI Risk Management Solution Fraud Detection ACI Proactive Risk Manager Case Management ACI Automated Case Management ACI Retail Payments Solution Payments Hubs BASE24 BASE24-eps ACI Commerce Gateway ACI Retail Commerce Server Payment Settlement and Card Management Card Management ACI Payments Manager ACI Smart Chip Manager Payment Settlement ACI Payments Manager

BASE24-eps

Functionality / Market Served

- Provides an end-to-end solution for the acquisition, authorization and recording of consumer based electronic payments
- High volume, high availability, multi-platform transaction processing engine
- Transaction acquiring: ATM, POS and interchange interfaces
- Device channel management: ATM and POS Complex transaction routing and switching

Key Competitors

- Software Providers
  - S1
  - Fidelity (eFunds)
  - Regional (Alaric, Tieto Enator, Distra)
- In-house Systems
- Processors (Mature and Emerging)
  - First Data, ATOS, Metavante, FiServ,...
  - Visa & Mastercard

Value Proposition

- Attain faster time to market at a lower cost through powerful customization environment for authorization, device management and interfaces
- Platform rationalization after merger or acquisition while supporting diverse payment products and processes
- Provide customers a single view of their card account activity and balances across multiple delivery device channels
- Eliminate need to maintain multiple authorization engines (e.g. BASE24-atm and BASE24-pos), reducing system complexity, development and maintenance costs

Release Plan / Pricing

- Providing capabilities to migrate our legacy payment engine customers to BASE24-eps (BASE24, ON/2, OpeN/2, AS/x, T25, OCM24)
- Building out of the long term retail roadmap with the end view towards the EPS-HUB
- Customers license modules and capacity
- Maintenance fees (PSF) are typically associated with modules, not capacity

10

PRM

Functionality / Market Served

- Provides an end-to-end solutions for real-time and enterprise payments risk management: Fraud Detection and Money Laundering Detection
- Transaction monitoring solution to detect fraudulent and money laundering activity
- Solutions offered for Enterprise, Debit/Credit card, Merchant and Anti-Money Laundering
- Rules and Neural Network detection engines
- Interfaces between ACI products (BASE24, BASE24 eps, and MTS)

Key Competitors

- Fair Isaac
- Actimize
- Norkom
- Fortent
- SAS

Value Proposition

- Enterprise version offers operational savings by consolidation of multiple point solutions
- Rules and scoring combined provide lift to detection of fraudulent and money laundering activity
- Profiling assists in detecting more fraud by comparing current activity to established norms
- Short implementation timeframe
- Customer driven data input allows customers to define their input formats, which drives screen content

Release Plan / Pricing

- Launch next generation of PRM and ACM
- Build out of the long term retail roadmap with the end view towards the EPS-HUB

- The current pricing structure includes an initial license fee, monthly license fee, capacity fees, and monthly product support fee.
- Services are approached directly as time and materials based on the effort.

11

ACI

Enterprise Banker An online banking product that supports all market segments, from consumer to large corporate customers Real-time and batch balance and transaction reporting, with images, online statements ACH origination, wire transfer origination and reporting, account transfers, stop payment, positive pay, loan payments and advances/drawdowns, cash concentration Remote check deposit, bill payment, multi-factor authentication Functionality / Market Served Single online banking product for corporate, middle market, business banking, micro business and consumer Depth and breadth of cash management capabilities and features, including 3rd party Deployed in-house and On Demand (ASP) Proven & predictable implementation including real-time interfaces and portal, and third party integration process Value Proposition S1 Fundtech Intuit/DI Key Competitors Improved capabilities for generating ACH and Wire payments, and integration to payment systems such as MTS Critical focus on reporting and ease of manipulation of payment data by businesses and consumers In-house price model based upon site license with annual maintenance AOD price model based upon module license fees with annual maintenance and monthly customer fees Release Plan / Pricing

General Market Update Cost pressures on our customers lead to product sales opportunities Inefficient technologies and processes Exacerbated by M&A activity seen over past half year Heavy focus on compliance, fraud and risk management Good for the ACI hub multi-product solution sales Our Enterprise On Demand opportunities are also very key for this market Starting to see impact of M&A activity as customers consolidate licenses Cross sell opportunities even as we lose the benefit of second license stream revenue Many license amalgamations which would occur as a result of M&A have already been factored into backlog (Wamu, Mellon, ABN, Wachovia, etc)

Market Trends and Drivers U.S. credit crisis leads to extreme focus on ROI, and accelerated M&A Continued desire to reduce costs and increase productivity Need for end-to-end solutions Need for platform and solutions convergence Need to automate manual, cumbersome processes ACI will drive customers to new releases to address these needs Electronic payment volumes continue to rise Risk and compliance needs Globalization needs Newer phenomena - EMV, prepaid cards, mobile banking and payments Overall market drivers remain positive for ACI

Financial Review Tamar Gerber, Vice President Investor Relations

ACIW Quarterly Revenue by Type ACIW Quarterly Revenue by Type 12% Recurring Revenue Growth from 2007 to 2008 4% ILF's & Capacity Revenue Growth between '07 & '08; Phasing of ILF's & Capacity driven mainly by Annual License Fee Revenue Recognition in Q4 time period 21% Implementation & Professional Svcs. Revenue Growth between '07 & '08; Driven primarily by Customer Go-Lives in the Americas & U.K. (Faster Payments) In $ Thousands In $ Thousands

ACIW Annual Revenue by Type is highly recurring ~ 60% of total revenue is Monthly Recurring Revenue over past 10 quarters 67% of 1H 2009 revenue has been monthly recurring the past two quarters as we booked more ratable GAAP revenue $374MM $418MM 1H-09 $175 MM In $ Thousands In $ Thousands

ACIW Quarterly Revenue from Backlog vs. Sales ~ 88% of Total Revenue has been from Backlog over the past 7 quarters ~ 12% of Total Revenue has been from Current Quarter Sales ~ 12% of Total Revenue has been from Current Quarter Sales ~ 12% of Total Revenue has been from Current Quarter Sales

EBITDA (Adjusted) Trending In $ Millions In $ Millions In $ Millions

Operating Free Cash Flow 2007-08-09 Operating Free Cash Flow 2007-08-09 In $ Thousands In $ Thousands

Annual Guidance further refined from August expectations In August reiterated low end of 2009 guidance, as reflected above but there could be volatility in this number Robust pipeline - timing is unclear due to weaker-than- expected recent- period EMEA closings Ralph Dangelmaier addressing the market performance in his new role as Global Head of Sales and Services Slight reduction in anticipated revenue if sales slip into later quarters Improved outlook on Operating Income Expect to see an improvement from earlier expectations due to opex management management management management management management management management management management management

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates", "looks forward to," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: Our anticipated delivery of Base 24-eps, PRM and Enterprise Banker products according to our contemplated release plans and pricing structures while also achieving the value propositions contemplated for our customers; Expectations that overall market drivers will remain positive for ACI and that market conditions, including cost pressures on customers, focus on customer compliance, fraud and risk management, customer M&A activity, the U.S. credit crisis leading to customer focus on ROI and M&A activity, customer cost reduction and productivity activities, rising electronic payment volumes, globalization and newer payments industry phenomena, will create favorable conditions for the Company and that the Company will be able to successfully take advantage of those conditions; Expectations relating to operating free cash flow, including expected capital expenditures, non-recurring items and proceeds and expenses associated with the IBM alliance; Expectations relating to 2009 financial guidance, including sales, GAAP revenues and GAAP operating income and an improved outlook on GAAP operating income; Belief that the Company has a robust pipeline of sales activity and that the Company will be able to successfully take advantage of the sales opportunities; and Belief that Mr. Dangelmaier will address market performance as Global Head of Sales and Service.

Forward-Looking Statements Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statement. In addition, we disclaim any obligation to update any forward-looking statement after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our Form 10-K filed on March 4, 2009, and our Forms 10-Q filed on May 8, 2009 (as amended) and August 7, 2009, and specifically the sections entitled "Factors That May Affect Our Future Results or the Market Price of Our Common Stock". The risks identified in our filings with the Securities and Exchange Commission include: The global financial crisis affecting the banking system and financial markets and the current global economic conditions which could reduce the demand for our products and services or otherwise adversely impact our cash flows, operating results and financial condition; Restrictions and other financial covenants contained in our current credit facility that limit our flexibility in operating our business; The volatility and disruption of the capital and credit markets and adverse changes in the global economy that may negatively impact our liquidity and our ability to access financing; The possibility that our restructuring and efficiency efforts as part of the implementation of our strategic plan may not achieve the expected efficiencies and cost savings which could affect our results of operations and financial condition;

Forward-Looking Statements The recent restatements of our financial statements; The consolidation in the financial services industry that may adversely impact the number of customers and revenues in the future; The economic changes in the banking and financial services industries that apply to most of our customers could reduce the demand for our products and services; Management's backlog estimate which may not be accurate and may not generate the predicted revenues; A material weakness that management has identified in our internal control over financial reporting; Our possible exposure to unknown tax liabilities, which could adversely affect our financial condition and/or results of operations; Our stock price, which may be volatile; Our international operations; Rapid change and high competition in the software industry which may limit our ability to compete effectively; The offshore software development activities that we are engaged in, which may not be successful and which may put our intellectual property at risk; One of our most strategic products, BASE24-eps, which could prove to be unsuccessful in the market; Our announcement of the maturity of certain legacy retail payment products, which may result in decreased customer investment in our products, and the possibility that our strategy to migrate customers to our next generation products may be unsuccessful, which may adversely impact our business and financial condition; Our announcement of the maturity of certain legacy retail payment products, and customer migrations to our next generation products, may result in ratable or deferred recognition of certain revenue associated with the legacy retail payment products. Our future profitability's dependence on demand for our products and the possibility that lower demand in the future could adversely affect our business;

Forward-Looking Statements (Continued) The possibility that if we are unable to successfully perform under the terms of our alliance with IBM or our customers are not receptive to the alliance, then our business, financial condition and/or results of operations may be adversely affected; Our outsourcing agreement with IBM, which may not achieve the level of savings that we anticipate, and the many associated changes in systems and personnel being made, along with the increases in operational and control risk during transition, which may have an impact on the business and its financial condition; Undetected errors or other defects which may be contained in our software products which could damage our reputation with customers, decrease profitability and expose us to liability; Security breaches or computer viruses which could harm our business by disrupting delivery of services and damaging our reputation; Our products' and services' possible failure to comply with government regulations and industry standards to which our customers are subject, which could result in a loss of customers and decreased revenue; Our possible failure to comply with privacy regulations imposed on providers of services to financial institutions, which could result in harm to our business; System failures, which could delay or interrupt the products and services we provide to our customers, which could harm our business and reputation and result in the loss of customers; The possibility that we may be unable to protect our intellectual property and technology and could be subject to increasing litigation over our intellectual property rights; Future acquisitions and investments that could materially adversely affect our business; and The possibility that we may become involved in litigation that could materially adversely affect our business financial condition and/or results of operations.